Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

GROWTH-EQUITY

Annual Report 2002
--------------------------------------------------------------------------------
               DELAWARE SOCIAL AWARENESS FUND


[LOGO]
POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS


Letter to Shareholders                          1

Portfolio Management Review                     2

New at Delaware                                 4

Performance Summary                             5

Financial Statements:

  Statement of Net Assets                       6

  Statement of Operations                       9

  Statements of Changes
    in Net Assets                              10

  Financial Highlights                         11

  Notes to Financial
    Statements                                 15

  Report of Independent
    Auditors                                   17

Board of Trustees/Officers                     18


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.


Delaware Investments
  POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                           Delaware Social Awareness Fund
  TO SHAREHOLDERS                                December 10, 2002


Recap of Events
The U.S. stock market has endured a very difficult year. Despite indications that the economy is recovering from the recession in 2001, investors remained hesitant to make new equity investments as corporate accounting scandals, the ongoing threat of terrorism, and a possible war with Iraq all took their toll on investor confidence. Major U.S. stock market indexes, which seem to be on their way to a third consecutive calendar year of losses, hit five-year lows in October.

Delaware Social Awareness Fund returned -16.53% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended November 30, 2002. The Fund performed in line with its benchmark, the Standard & Poor's (S&P) 500 Index, which dropped -16.51% during the same period. The Lipper Multi-Cap Core Funds Average, the Fund's peer group, returned -15.92%.

On a positive note, the markets enjoyed a sharp rebound from October 9 through the end of November, and there is some speculation that investors may have finally reached the long-awaited capitulation that is typical of market bottoms. During this seven-week period, the Dow Jones Industrial Average gained +22%, the S&P 500 Index rose +20%, and the Nasdaq Composite Index climbed +32%. Markets were boosted in early November by the Federal Reserve's first short-term interest rate cut in almost a year. The Fed sought to further stimulate the slowly recovering economy and potentially ward off the impact of wavering consumer confidence heading into the holiday shopping season, which is critically important for retailing companies.

Outlook
Despite continued uncertainty, the markets seem to be experiencing a revitalized sense of optimism after two and a half years of bad news, disappointing earnings, and scandals. One possible reason the markets appear ready to climb is that investors have already discounted many worst case scenarios.

In our opinion, the combination of subdued inflation, low interest rates, strong productivity, and a resilient American consumer appears to be a recipe for a resurgence in corporate profitability in 2003. In light of this outlook, we see attractive stock valuations across the market. We have been encouraged by a reduction in market volatility of late. There remain some concerns with certain stocks, but we believe that we are entering a period of opportunity for investors who have a well-diversified portfolio and a long-term outlook.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Total Return
For the period ended November 30, 2002                       One Year
Delaware Social Awareness Fund -- Class A Shares              -16.53%
Lipper Multi-Cap Core Funds Average (522 funds)               -15.92%
Standard & Poor's 500 Index                                   -16.51%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 5. The Lipper Multi-Cap Core Funds Average represents the average return of multi-cap core funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio                                         Delaware Social Awareness Fund
  MANAGEMENT REVIEW                               December 10, 2002

Fund Managers
J. Paul Dokas
Senior Portfolio Manager

Timothy G. Connors
Senior Portfolio Manager

The Fund's Results
Once again, investors have endured a harsh stock market environment in the last year. Corporate scandals, an ambiguous economic outlook, and continuing global tensions all combined to drive stock prices lower for most of Delaware Social Awareness Fund's fiscal year.

The 12-month period did end on a bright note, as the market experienced a strong rally in October and November 2002. This improved performance and the fact that the bear market is already long by historical standards suggest to us that a more rewarding period could be at hand.

Delaware Social Awareness Fund returned -16.53% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended November 30, 2002. The Fund's performance approximately equaled that of its benchmark, the broad-based S&P 500 Index, which returned -16.51%. The Fund's peer group, the Lipper Multi-Cap Core Funds Average, returned -15.92% for the same period. Most funds in the peer group do not restrict their investments to socially responsible companies.

Though we are disappointed with the year's stock market performance, we are pleased that Delaware Social Awareness Fund kept pace with its benchmark in such difficult times. Day to day volatility of individual companies and industry sectors is substantially higher than it was a decade ago, resulting in an increase of investment risk. We believe our strategy of maintaining a well-diversified portfolio, avoiding bets on specific sectors, and selecting stocks on the basis of both quantitative and fundamental analysis helped the Fund navigate the precipitous market of the past year.

Due to its socially responsible mandate, Delaware Social Awareness Fund does not invest in companies that:

o engage in activities likely to result in damage to the natural environment,

o participate in the production of nuclear power,

o manufacture military weapons,

o conduct animal testing for cosmetics or personal care products,

o produce alcoholic beverages or tobacco products, or

o participate in the gambling industry.

History tells us that over time, these restrictions should have little or no impact on the long-term return of your portfolio. However, because Delaware Social Awareness Fund avoids certain types of companies, the portfolio is sometimes at a short-term advantage or disadvantage. This fiscal year, defense companies were one of the sectors to provide a positive return, and your Fund does not invest in those companies. Integrated oil companies, another sector which the Fund avoids, performed better than the overall market, though its return was still negative. On the positive side, the Fund also did not own utility companies during the year, a group that performed worse than the overall market.

Within the framework of our socially responsible criteria, we strive to keep the portfolio well-diversified among industry sectors. In order to gain some exposure to sectors where we face restrictions -- such as basic materials and energy -- we look for individual companies that meet the Fund's social responsibility guidelines and offer promising appreciation potential. In the case of both energy and basic materials, we were successful this year, with our energy holdings and our basic materials holdings, as groups, both making double digit gains.

Portfolio Highlights
During this past fiscal year, the portfolio benefited from a number of companies that experienced significant price increases. Among our top performing positions were Fidelity National Financial, Saks, and Ecolab.

Fidelity National Financial, a company that conducts property title searches and provides title insurance, was a beneficiary of the mortgage refinancing boom. Ecolab is a global company that provides cleaning, maintenance, and repair services to hotels, restaurants, and other institutions. Ecolab's stock price has risen significantly this past year as the company benefited from acquisitions, new products, and an expanding customer base.

We built a large position in upscale retailer Saks late in 2001, following its sharp price decline in the wake of September 11. The company's stock appreciated quite well in 2002, making a positive contribution to the Fund's return.

Technology, telecommunications, and cable and media holdings were significant detractors from the Fund's return. Two cable companies in our portfolio -- Adelphia Communications and Cablevision Systems -- declined dramatically during the year. Cable stocks, in general, suffered from concerns about slower-than-projected subscriber growth and the excessive use of leverage to finance acquisitions. In addition, Adelphia Communications was found to have fraudulent accounting practices. We sold our Adelphia Communications holdings before the company declared bankruptcy and also eliminated Cablevision Systems from the portfolio during the year. Our positions in both companies were small, yet the magnitude of each stock's price decline had a meaningful impact on the Fund's performance.

In the telecommunications area, we had positions in WorldCom, whose decline also stemmed from fraudulent accounting, and Sprint PCS, which suffered from uncertain prospects for long distance providers and its inability to meet analysts' earnings estimates. Both stocks negatively affected performance before they were eliminated from the portfolio.

We were very pleased with the Fund's results during the October and November market rally. The Fund captured most of the market's appreciation, a difficult feat for funds that were not significantly overweight in technology (our technology weighting was about equal to that of our benchmark index). The Fund's performance in this friendlier environment affirms our confidence in the long-term effectiveness of our investment strategy.

--------------------------------------------------------------------------------
Portfolio Characteristics
November 30, 2002
--------------------------------------------------------------------------------
Beta*                                                                   1.06
--------------------------------------------------------------------------------
Average Price-to-Earnings Ratio**                                      21.83
--------------------------------------------------------------------------------
Median Market Capitalization                                   $8.10 billion
--------------------------------------------------------------------------------
Portfolio Turnover                                                       34%
--------------------------------------------------------------------------------
* Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/ Thomson Financial.
--------------------------------------------------------------------------------
Outlook
Though we are hopeful that the bear market is ending, we believe stock prices may remain volatile until the economic and profit outlooks become clearer and investors regain confidence in corporate financial reporting. The Federal Reserve's interest rate policy and the administration's fiscal policy are both likely to support economic growth. In addition, the corporate profit picture looks brighter to us, as it seems companies are beginning to benefit from last year's cost cutting efforts. However, even after a market bottom, we may experience volatility as investors digest new economic or company news.

As always, we will seek to maintain a diversified portfolio in order to temper the risks of the market. We will strive to take advantage of market volatility to select stocks that we believe are attractively priced, but also have positive earnings momentum working for them.

We believe Delaware Social Awareness Fund's investment process provides an excellent way to achieve strong capital appreciation over the long term and are optimistic that the Fund can capitalize on any improvements in stock market sentiment going forward.

Top 10 Holdings
As of November 30, 2002
                                                                 Percentage
Company                       Sector                            of Net Assets
--------------------------------------------------------------------------------
 1. Eli Lilly                 Healthcare & Pharmaceuticals         3.84%
--------------------------------------------------------------------------------
 2. Microsoft                 Technology/Software                  3.63%
--------------------------------------------------------------------------------
 3. Citigroup                 Banking & Finance                    2.53%
--------------------------------------------------------------------------------
 4. Intel                     Technology/Semiconductors            2.03%
--------------------------------------------------------------------------------
 5. SBC Communications        Telecommunications                   1.95%
--------------------------------------------------------------------------------
 6. Bank of America           Banking & Finance                    1.89%
--------------------------------------------------------------------------------
 7. AOL Time Warner           Cable, Media & Publishing            1.64%
--------------------------------------------------------------------------------
 8. American                  Insurance                            1.48%
    International Group
--------------------------------------------------------------------------------
 9. Cisco Systems             Technology/Communications            1.47%
--------------------------------------------------------------------------------
10. Gillette                  Consumer Non-Durable/Other           1.32%
--------------------------------------------------------------------------------

New
  AT DELAWARE

--------------------------------------------------------------------------------
                                                               Graphic omitted
It's almost                                                    edelivery logo
   TAX TIME AGAIN


Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!

Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

--------------------------------------------------------------------------------

Delaware
  SOCIAL AWARENESS FUND

Fund Basics
As of November 30, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$46.10 million
--------------------------------------------------------------------------------
Number of Holdings:
172
--------------------------------------------------------------------------------
Fund Start Date:
February 24, 1997
--------------------------------------------------------------------------------
Your Fund Managers:
J. Paul Dokas joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a CFA charterholder.

Timothy G. Connors earned a BA at the University of Virginia and an MBA in finance at Tulane University. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis, and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. Mr. Connors is a CFA charterholder and a member of the Association for Investment Management and Research.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DEQAX
Class B  DEQBX
Class C  DEQCX

Fund Performance
Average Annual Total Returns
Through November 30, 2002                      Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 2/24/97)
Excluding Sales Charge                          +1.06%      -2.65%      -16.53%
Including Sales Charge                          +0.02%      -3.80%      -21.35%
--------------------------------------------------------------------------------
Class B (Est. 2/24/97)
Excluding Sales Charge                          +0.32%      -3.38%      -17.08%
Including Sales Charge                          +0.09%      -3.77%      -20.40%
--------------------------------------------------------------------------------
Class C (Est. 2/24/97)
Excluding Sales Charge                          +0.32%      -3.38%      -17.17%
Including Sales Charge                          +0.32%      -3.38%      -18.00%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended November 30, 2002 for Delaware Social Awareness Fund's Institutional Class were +1.32%, -2.40%, and -16.31%, respectively. Institutional Class shares were first made available on February 24, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Social Awareness Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEQNX

Performance of a $10,000 Investment
February 24, 1997 (Fund's inception) through November 30, 2002

                 Delaware Social
                 Awareness Fund
                 Class A Shares           S&P 500 Index

28-Feb-97           $9,424                   $10,000
30-Nov-97          $11,452                   $12,224
30-Nov-98          $12,543                   $15,141
30-Nov-99          $14,480                   $18,306
30-Nov-00          $13,299                   $17,534
30-Nov-01          $11,996                   $15,391
30-Nov-02          $10,013                   $12,850
--------------------------------------------------------------------------------
Chart assumes $10,000 invested on February 24, 1997, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, February 28, 1997. After February 28, 1997, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                         Delaware Social Awareness Fund
  OF NET ASSETS                                   November 30, 2002

                                                         Number of       Market
                                                          Shares         Value

Common Stock - 99.31%
Automobiles & Automotive Parts - 0.72%
 +American Axle & Manufacturing                            1,600        $ 38,368
  Arvinmeritor                                             3,000          49,410
  Autoliv                                                  2,100          46,326
  Delphi Automotive Systems                                9,600          81,600
 +Lear                                                     3,200         117,408
                                                                        --------
                                                                         333,112
                                                                        --------
Banking & Finance - 16.15%
  American Express                                        10,600         412,658
  AmSouth Bancorp                                          9,600         183,072
  Bank of America                                         12,400         868,992
  Bank One                                                 5,600         221,144
  Block (H&R)                                              6,000         229,980
  Capital One Financial                                    4,200         141,960
  Citigroup                                               30,000       1,166,399
  Comerica                                                 5,700         269,781
  Countrywide Credit Industries                            2,100         103,530
  Fannie Mae                                               8,900         561,145
  Golden West Financial                                      700          48,440
  Goldman Sachs Group                                      1,000          78,870
  J.P. Morgan Chase                                       16,300         410,271
  MBNA                                                     3,600          76,824
  Mellon Financial                                         4,700         141,235
  Merrill Lynch & Company                                  8,400         365,400
  Morgan Stanley Dean Witter                               5,800         262,392
  SunTrust Banks                                           4,400         258,104
  UnumProvident                                            8,400         143,220
  US Bancorp                                              21,895         479,501
  Wachovia                                                 4,200         147,630
  Washington Mutual                                       12,100         435,358
  Wells Fargo                                              9,500         438,995
                                                                       ---------
                                                                       7,444,901
                                                                       ---------
Basic Industry/Capital Goods - 4.38%
 +American Standard                                        2,200         163,856
  Avery Dennison                                           4,600         296,424
  Federal Signal                                          11,800         223,728
  Hillenbrand Industries                                   6,200         298,902
  Ingersoll-Rand                                           6,800         314,160
  Pentair                                                  6,900         246,744
  Teleflex                                                 5,900         258,892
  York International                                       8,700         218,196
                                                                       ---------
                                                                       2,020,902
                                                                       ---------
Buildings & Materials - 0.56%
  Martin Marietta Materials                                6,700         211,184
  Pulte                                                    1,000          46,940
                                                                       ---------
                                                                         258,124
                                                                       ---------
Business Services - 1.68%
  Pitney Bowes                                             6,600         232,980
 +Republic Services                                       12,600         270,900
  ServiceMaster                                           22,300         270,945
                                                                       ---------
                                                                         774,825
                                                                       ---------

                                                          Number of      Market
                                                           Shares        Value

Common Stock (continued)
Cable, Media & Publishing - 5.01%
 +AOL Time Warner                                          46,300     $  757,931
 +Clear Channel Communications                              4,400        191,224
 +Comcast Special Class A                                  11,500        262,200
 +Dun & Bradstreet                                          2,400         84,648
  The News Corporation                                     15,400        432,740
  Walt Disney                                              29,300        580,726
                                                                      ----------
                                                                       2,309,469
                                                                      ----------
Chemicals - 2.29%
  Ecolab                                                    7,200        357,624
  Lubrizol                                                  3,000         93,480
  Praxair                                                   4,400        259,600
  RPM International                                         3,100         47,647
  Sigma-Aldrich                                             5,900        296,475
                                                                      ----------
                                                                       1,054,826
                                                                      ----------
Consumer Non-Durable/Other - 7.65%
  Clorox                                                    8,400        368,256
  Coca-Cola Enterprises                                    11,600        246,964
  Dial                                                      4,400         91,608
 +Energizer Holdings                                        8,000        236,880
  General Mills                                             3,000        133,860
  Gillette                                                 20,000        606,400
  Heinz (H.J.)                                              8,400        292,488
  Kellogg Company                                           9,100        303,667
  McDonald's                                               13,800        255,300
  Newell Rubbermaid                                        10,096        320,245
  Nike                                                      2,200         98,516
  Pepsi Bottling Group                                      8,400        241,248
  Wrigley, (WM) Jr                                          2,200        118,338
 +Yum! Brands                                               8,800        210,408
                                                                      ----------
                                                                       3,524,178
                                                                      ----------
Consumer Services/Other - 1.03%
 +Cendant                                                  21,600        271,728
 +Host Marriott                                            22,400        204,960
                                                                      ----------
                                                                         476,688
                                                                      ----------
Electronics & Electrical Equipment - 2.03%
  Emerson Electric                                          7,200        375,480
  Matsushita Electric ADR                                   8,400         85,008
  Philips Electronics                                      10,500        227,010
  Sony ADR                                                  5,600        248,360
                                                                      ----------
                                                                         935,858
                                                                      ----------
Energy - 6.95%
  Apache                                                    6,950        374,466
 +BJ Services                                               9,300        311,085
  Burlington Resources                                      9,800        412,776
  EOG Resources                                             9,800        379,946
  Equitable Resources                                       9,800        345,646
 +Noble Corporation                                         7,600        258,020
  Noble Energy                                              7,700        284,977
  Questar                                                   9,500        247,665
 +Smith International                                       9,800        333,200
  Tidewater                                                 8,300        256,719
                                                                      ----------
                                                                       3,204,500
                                                                      ----------

Statement                                         Delaware Social Awareness Fund
  OF NET ASSETS (CONTINUED)

                                                          Number of      Market
                                                           Shares        Value
Common Stock (continued)
Food, Beverage & Tobacco - 0.10%
  Hershey Foods                                              700      $   45,073
                                                                      ----------
                                                                          45,073
                                                                      ----------
Healthcare & Pharmaceuticals - 14.76%
  Abbott Laboratories                                      3,200         140,096
  AmerisourceBergen                                        3,096         179,630
 +Amgen                                                    6,800         320,960
  AstraZeneca ADR                                         14,100         533,544
  Baxter International                                     8,800         281,512
  Becton Dickinson                                         7,000         207,690
  C.R.Bard                                                 2,100         116,550
  Cardinal Health                                          4,600         283,084
  Eli Lilly                                               25,900       1,768,969
 +Forest Laboratories                                      1,300         139,529
 +Genentech                                                6,000         198,000
 +Guidant                                                  8,300         248,419
  HCA - The Healthcare Company                             5,400         216,972
  Health Management Associates                            12,200         213,866
  IMS Health                                              12,400         205,840
 +IVAX                                                    13,500         182,385
  McKesson                                                 8,859         229,625
  Medtronic                                                5,946         277,976
  Novartis ADR                                            15,700         596,600
  PerkinElmer                                             25,000         214,000
 +Steris                                                   1,700          38,641
 +Tenet Healthcare                                         4,750          87,638
 +Wellpoint Health Networks                                1,800         118,494
                                                                      ----------
                                                                       6,800,020
                                                                      ----------
Insurance - 4.94%
  Allstate                                                12,600         491,778
  American International Group                            10,462         681,600
  Brown & Brown                                            2,500          86,050
  Cigna                                                    3,700         161,061
  Fidelity National Financial                              7,180         232,273
  John Hancock Financial Services                          4,100         125,337
  MGIC Investment                                            800          37,336
  MONY Group                                               5,900         139,299
  Nationwide Financial Services                            4,200         124,110
  Old Republic International                               2,300          68,816
 +Travelers Property & Casualty                            4,833          77,086
 +Travelers Property & Casualty Class B                    3,151          50,416
                                                                      ----------
                                                                       2,275,162
                                                                      ----------
Packaging & Containers - 1.00%
  Bemis                                                    3,000         155,160
 +Pactiv                                                   7,500         155,250
  Sonoco Products                                          5,900         150,273
                                                                      ----------
                                                                         460,683
                                                                      ----------
REITs - 2.11%
  AMB Property                                             1,200          33,180
  AvalonBay Communities                                    3,900         154,440
  Duke-Weeks Realty                                        5,000         125,000
  Equity Office Properties Trust                          12,300         316,233
  Equity Residential Properties Trust                      3,900         101,868

                                                          Number of      Market
                                                           Shares        Value

Common Stock (continued)
REITs (continued)
  Kimco Realty                                             4,350       $ 136,373
  Simon Property Trust                                     3,100         104,532
                                                                       ---------
                                                                         971,626
                                                                       ---------
Retail - 7.52%
 +Abercrombie & Fitch Class A                              2,200          54,714
 +Best Buy                                                 6,400         177,152
 +BJ's Wholesale Club                                      4,900          94,129
  CVS                                                     10,200         274,176
 +Federated Department Stores                              7,900         258,172
  Home Depot                                              21,100         557,462
  J.C. Penney                                              7,100         168,483
 +Kohl's                                                   3,500         239,750
 +Kroger                                                  14,400         226,512
  Limited                                                  6,000         102,060
  Nordstrom                                               12,600         252,000
  Pier 1 Imports                                           2,800          54,628
 +Safeway                                                  6,300         149,814
 +Saks                                                    19,400         252,200
  Sears, Roebuck                                           7,900         218,830
  Talbots                                                    900          27,306
  Target                                                   2,800          97,384
 +Williams & Sonoma                                        3,200          84,288
  Winn-Dixie Stores                                       12,000         179,040
                                                                       ---------
                                                                       3,468,100
                                                                       ---------
Technology/Communications - 3.11%
 +Cisco Systems                                           45,400         677,368
 +Comverse Technology                                     15,100         182,257
  Nokia ADR                                               19,700         378,437
 +Qualcomm                                                 4,700         194,110
                                                                       ---------
                                                                       1,432,172
                                                                       ---------
Technology/Components - 0.23%
 +Arrow Electronics                                        6,700         108,071
                                                                       ---------
                                                                         108,071
                                                                       ---------
Technology/Hardware - 3.67%
 +Dell Computer                                           21,200         605,684
 +EMC                                                     33,000         239,250
  Hewlett-Packard                                         14,132         275,291
 +Lexmark International Group A                            3,500         231,490
  Scientific-Atlanta                                      13,700         186,320
  Symbol Technologies                                     14,900         153,321
                                                                       ---------
                                                                       1,691,356
                                                                       ---------
Technology/Semiconductors - 2.88%
 +Altera                                                  10,600         154,018
 +Applied Materials                                       10,100         172,205
  Intel                                                   44,800         933,632
  Microchip Technology                                     2,400          69,024
                                                                       ---------
                                                                       1,328,879
                                                                       ---------
Technology/Software - 5.26%
  Adobe Systems                                            3,600         106,308
 +Cadence Design Systems                                  12,700         183,134

Statement                                         Delaware Social Awareness Fund
  OF NET ASSETS (CONTINUED)

                                                          Number of      Market
                                                           Shares        Value
Common Stock (continued)
Technology/Software (continued)
 +Microsoft                                               29,000      $1,673,300
 +Oracle                                                  38,300         464,196
                                                                      ----------
                                                                       2,426,938
                                                                      ----------
Technology/Systems - 0.44%
  Automatic Data Processing                                4,700         204,309
                                                                      ----------
                                                                         204,309
                                                                      ----------
Telecommunications - 3.90%
 +AT&T Wireless Services                                  18,300         138,165
  BellSouth                                               18,700         519,860
  CenturyTel                                               7,700         237,776
  SBC Communications                                      31,600         900,600
                                                                      ----------
                                                                       1,796,401
                                                                      ----------
Transportation & Shipping - 0.94%
  FedEx                                                    8,200         431,074
                                                                      ----------
                                                                         431,074
                                                                      ----------
Total Common Stock (cost $48,658,564)                                 45,777,247
                                                                      ----------
                                                        Principal
                                                          Amount

Repurchase Agreements - 0.44%
With BNP Paribas 1.32% 12/2/02
  (dated 11/29/02, collateralized by
  $15,790 U.S. Treasury Notes 4.25%
  due 11/15/03, market value $16,234,
  $27,190 U.S. Treasury Notes
  3.00% due 11/30/03, market value
  $27,996 and $22,570 U.S. Treasury
  Bonds 12.00% due 5/15/05,
  market value $27,915)                                  $70,680          70,680
With J. P. Morgan Securities 1.30%
  12/2/02 (dated 11/29/02,
  collateralized by $62,275 U.S. Treasury
  Bills due 4/3/03, market value $62,019)                 60,630          60,630
With UBS Warburg 1.33% 12/2/02
  (dated 11/29/02, collateralized by
  $70,430 U.S. Treasury Notes 3.00%
  due 1/31/04, market value $72,261)                      70,690          70,690
                                                                     -----------
Total Repurchase Agreements
  (cost $202,000)                                                        202,000
                                                                     -----------

Total Market Value of Securities - 99.75%
  (cost $48,860,564)                                                  45,979,247
Receivables and Other Assets
  Net of Liabilities - 0.25%                                             117,142
                                                                     -----------
Net Assets Applicable to 5,897,160
  Shares Outstanding - 100.00%                                       $46,096,389
                                                                     ===========

Net Asset Value - Delaware Social
  Awareness Fund Class A
  ($18,391,042/2,288,976 Shares)                                          $8.03
                                                                          -----
Net Asset Value - Delaware Social
  Awareness Fund Class B
  ($21,737,151/2,834,476 Shares)                                          $7.67
                                                                          -----
Net Asset Value - Delaware Social
  Awareness Fund Class C
  ($5,418,001/706,287 Shares)                                             $7.67
                                                                          -----
Net Asset Value - Delaware Social
  Awareness Fund Institutional Class
  ($550,195/67,421 Shares)                                                $8.16
                                                                          -----

+Non-income producing security for the year ended November 30, 2002.

Components of Net Assets at November 30, 2002:
Shares of beneficial interest
  (unlimited authorization - no par)                                $64,317,112
Accumulated net realized loss on investments                        (15,339,406)
Net unrealized depreciation of investments                           (2,881,317)
                                                                    -----------
Total net assets                                                    $46,096,389
                                                                    ===========

Summary of Abbreviation:
ADR - American Depositary Receipts
REITs - Real Estate Investment Trusts

Net Asset Value and Offering Price per Share -
  Delaware Social Awareness Fund
Net assets value Class A (A)                                              $8.03
Sales charge (5.75% of offering price, or
  6.10% of the amount invested per share) (B)                              0.49
                                                                          -----
Offering price                                                            $8.52
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                         Delaware Social Awareness Fund
  OF OPERATIONS                                   Year Ended November 30, 2002





Investment Income:
 Dividends                                                            $  780,628
 Interest                                                                  4,141     $   784,769
                                                                      ----------

Expenses:
  Management fees                                                        413,658
  Distribution expenses -- Class A                                        66,508
  Distribution expenses -- Class B                                       258,450
  Distribution expenses -- Class C                                        67,042
  Dividend disbursing and transfer agent fees and expenses               326,099
  Reports and statements to shareholders                                  51,975
  Registration fees                                                       36,398
  Accounting and administration expenses                                  24,056
  Professional fees                                                        6,133
  Trustees' fees                                                           3,451
  Custodian fees                                                           3,300
  Other                                                                   17,851       1,274,921
                                                                      ----------
  Less expenses absorbed or waived by investment manager                                (193,232)
  Less waiver of distribution expenses -- Class A                                        (11,085)
  Less expenses paid indirectly                                                           (1,324)
                                                                                    ------------
  Total expenses                                                                       1,069,280
                                                                                    ------------
Net Investment Loss                                                                     (284,511)
                                                                                    ------------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                                   (13,018,962)
  Net change in unrealized appreciation/depreciation of investments                    2,719,938
                                                                                    ------------
Net Realized and Unrealized Loss on Investments                                      (10,299,024)
                                                                                    ------------

Net Decrease in Net Assets Resulting from Operations                                $(10,583,535)
                                                                                    ============


See accompanying notes

Statements
  OF CHANGES IN NET ASSETS                        Delaware Social Awareness Fund


                                                                                             Year Ended
                                                                                       11/30/02        11/30/01
Increase (Decrease) in Net Assets from Operations:
  Net investment loss                                                                $   (284,511)   $   (612,353)
  Net realized loss on investments                                                    (13,018,962)     (2,320,442)
  Net change in unrealized appreciation/depreciation of investments                     2,719,938      (4,991,606)
                                                                                     ------------    ------------
  Net decrease in net assets resulting from operations                                (10,583,535)     (7,924,401)
                                                                                     ------------    ------------

Dividends and Distributions to Shareholders from:
  Net realized gain on investments:
   Class A                                                                                     --      (3,515,698)
   Class B                                                                                     --      (3,694,091)
   Class C                                                                                     --      (1,064,173)
   Institutional Class                                                                         --         (33,785)
                                                                                     ------------    ------------
                                                                                               --      (8,307,747)
                                                                                     ------------    ------------
Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                              3,239,827       5,267,908
   Class B                                                                              1,988,926       3,674,555
   Class C                                                                                945,055       1,865,034
   Institutional Class                                                                    216,769         318,784

  Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                                     --       3,326,814
   Class B                                                                                     --       3,478,578
   Class C                                                                                     --       1,018,505
   Institutional Class                                                                         --          33,785
                                                                                     ------------    ------------
                                                                                        6,390,577      18,983,963
                                                                                     ------------    ------------
  Cost of shares repurchased:
   Class A                                                                             (6,735,428)    (12,227,647)
   Class B                                                                             (5,619,923)     (5,607,872)
   Class C                                                                             (3,316,929)     (2,079,231)
   Institutional Class                                                                   (106,108)        (71,855)
                                                                                     ------------    ------------
                                                                                      (15,778,388)    (19,986,605)
                                                                                     ------------    ------------
Decrease in net assets derived from capital share transactions                         (9,387,811)     (1,002,642)
                                                                                     ------------    ------------
Net Decrease in Net Assets                                                            (19,971,346)    (17,234,790)

Net Assets:
  Beginning of year                                                                    66,067,735      83,302,525
                                                                                     ------------    ------------
  End of year                                                                        $ 46,096,389    $ 66,067,735
                                                                                     ============    ============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Social Awareness Fund Class A
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                11/30/02        11/30/01    11/30/00     11/30/99     11/30/98

Net asset value, beginning of period                             $9.620         $11.820      $13.010      $11.260      $10.330

Income (loss) from investment operations:
Net investment income (loss)(1)                                  (0.007)         (0.039)      (0.064)      (0.043)       0.015
Net realized and unrealized gain (loss) from investments         (1.583)         (0.991)      (0.981)       1.793        0.955
                                                               --------        --------     --------     --------     --------
Total from investment operations                                 (1.590)         (1.030)      (1.045)       1.750        0.970
                                                               --------        --------     --------     --------     --------

Less dividends and distributions from:
Net realized gain on investments                                     --          (1.170)      (0.145)          --       (0.040)
                                                               --------        --------     --------     --------     --------
Total dividends and distributions                                    --          (1.170)      (0.145)          --       (0.040)
                                                               --------        --------     --------     --------     --------

Net asset value, end of period                                   $8.030          $9.620      $11.820      $13.010      $11.260
                                                               ========        ========     ========     ========     ========

Total return(2)                                                 (16.53%)         (9.80%)      (8.15%)      15.44%        9.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $18,391         $26,043      $36,206      $46,354      $38,858
Ratio of expenses to average net assets                           1.50%           1.50%        1.50%        1.49%        1.45%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly        1.90%           1.75%        1.63%        1.69%        1.56%
Ratio of net investment income (loss) to average net assets      (0.08%)         (0.39%)      (0.45%)      (0.35%)       0.14%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly       (0.48%)         (0.64%)      (0.58%)      (0.55%)       0.03%
Portfolio turnover                                                  34%             50%          68%          28%          22%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Social Awareness Fund Class B
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                11/30/02        11/30/01    11/30/00     11/30/99     11/30/98
Net asset value, beginning of period                             $9.250         $11.490      $12.740      $11.120      $10.280

Income (loss) from investment operations:
Net investment loss(1)                                           (0.069)         (0.113)      (0.155)      (0.133)      (0.066)
Net realized and unrealized gain (loss) from investments         (1.511)         (0.957)      (0.950)       1.753        0.946
                                                               --------        --------     --------     --------     --------
Total from investment operations                                 (1.580)         (1.070)      (1.105)       1.620        0.880
                                                               --------        --------     --------     --------     --------

Less dividends and distributions from:
Net realized gain on investments                                     --          (1.170)      (0.145)          --       (0.040)
                                                               --------        --------     --------     --------     --------
Total dividends and distributions                                    --          (1.170)      (0.145)          --       (0.040)
                                                               --------        --------     --------     --------     --------

Net asset value, end of period                                   $7.670          $9.250      $11.490      $12.740      $11.120
                                                               ========        ========     ========     ========     ========

Total return(2)                                                 (17.08%)        (10.49%)      (8.80%)      14.57%        8.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $21,737         $30,376      $36,301      $41,091      $30,172
Ratio of expenses to average net assets                           2.25%           2.25%        2.25%        2.24%        2.20%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly        2.60%           2.45%        2.33%        2.39%        2.26%
Ratio of net investment loss to average net assets               (0.83%)         (1.14%)      (1.20%)      (1.10%)      (0.61%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly       (1.18%)         (1.34%)      (1.28%)      (1.25%)      (0.67%)
Portfolio turnover                                                  34%             50%          68%          28%          22%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Social Awareness Fund Class C
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                11/30/02        11/30/01    11/30/00     11/30/99     11/30/98

Net asset value, beginning of period                             $9.260         $11.490      $12.740      $11.120      $10.280

Income (loss) from investment operations:
Net investment loss(1)                                           (0.069)         (0.113)      (0.154)      (0.133)      (0.068)
Net realized and unrealized gain (loss) from investments         (1.521)         (0.947)      (0.951)       1.753        0.948
                                                               --------        --------     --------     --------     --------
Total from investment operations                                 (1.590)         (1.060)      (1.105)       1.620        0.880
                                                               --------        --------     --------     --------     --------

Less dividends and distributions from:
Net realized gain on investments                                     --          (1.170)      (0.145)          --       (0.040)
                                                               --------        --------     --------     --------     --------
Total dividends and distributions                                    --          (1.170)      (0.145)          --       (0.040)
                                                               --------        --------     --------     --------     --------

Net asset value, end of period                                   $7.670          $9.260      $11.490      $12.740      $11.120
                                                               ========        ========     ========     ========     ========

Total return(2)                                                 (17.17%)        (10.39%)      (8.80%)      14.57%        8.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $5,418          $9,115      $10,459       $9,673       $8,683
Ratio of expenses to average net assets                           2.25%           2.25%        2.25%        2.24%        2.20%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly        2.60%           2.45%        2.33%        2.39%        2.26%
Ratio of net investment loss to average net assets               (0.83%)         (1.14%)      (1.20%)      (1.10%)      (0.61%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly       (1.18%)         (1.34%)      (1.28%)      (1.25%)      (0.67%)
Portfolio turnover                                                  34%             50%          68%          28%          22%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                     Delaware Social Awareness Fund Institutional Class
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                11/30/02        11/30/01    11/30/00     11/30/99     11/30/98


Net asset value, beginning of period                             $9.750         $11.930      $13.090      $11.310      $10.350

Income (loss) from investment operations:
Net investment income (loss)(1)                                   0.015          (0.014)      (0.024)      (0.012)       0.043
Net realized and unrealized gain (loss) from investments         (1.605)         (0.996)      (0.991)       1.792        0.957
                                                               --------        --------     --------     --------     --------
Total from investment operations                                 (1.590)         (1.010)      (1.015)       1.780        1.000
                                                               --------        --------     --------     --------     --------

Less dividends and distributions from:
Net realized gain on investments                                     --          (1.170)      (0.145)          --       (0.040)
                                                               --------        --------     --------     --------     --------
Total dividends and distributions                                    --          (1.170)      (0.145)          --       (0.040)
                                                               --------        --------     --------     --------     --------

Net asset value, end of period                                   $8.160          $9.750      $11.930      $13.090      $11.310
                                                               ========        ========     ========     ========     ========

Total return(2)                                                 (16.31%)         (9.52%)      (7.87%)      15.74%        9.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $550            $533         $337         $329         $379
Ratio of expenses to average net assets                           1.25%           1.25%        1.25%        1.24%        1.20%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly        1.60%           1.45%        1.33%        1.39%        1.26%
Ratio of net investment income (loss) to average net assets       0.17%          (0.14%)      (0.20%)      (0.10%)       0.39%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly       (0.18%)         (0.34%)      (0.28%)      (0.25%)       0.33%
Portfolio turnover                                                  34%             50%          68%          28%          22%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                             Delaware Social Awareness Fund
  TO FINANCIAL STATEMENTS                         November 30, 2002


Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Decatur Equity Income Fund, Delaware Diversified Value Fund, Delaware Growth and Income Fund and Delaware Social Awareness Fund. These financial statements and related notes pertain to Delaware Social Awareness Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Prior to November 18, 2002, Class B contingent deferred sales charge declined from 5% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,324 for the period ended November 30, 2002. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Prior to January 1, 2001, DMC had a sub-advisory agreement with Vantage Global Advisors, Inc. (Vantage), an affiliate of DMC, with respect to the management of the Fund. For the services provided, DMC paid Vantage an annual fee which was calculated at the rate of 0.20% of average daily net assets of the Fund averaging one year old or less, 0.25% of average daily net assets averaging two years or less but greater than one year old, and 0.40% of average daily net assets averaging over two years old. The Fund did not pay any fees directly to the sub-adviser.

The investment management capabilities of Vantage have been consolidated into Delaware Management Business Trust as of January 1, 2001. As a result, DMC and Vantage are part of the same entity and, because there no longer is a need for the Fund to have an adviser and a sub-adviser, DMC assumed full day to day management of the Fund.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses do not exceed 1.25% of average daily net assets of the Fund through January 31, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Notes                                            Delaware Social Awareness Fund
  TO FINANCIAL STATEMENTS (CONTINUED)



2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected to waive its fees through January 31, 2003 in order to prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets. No distribution expenses are paid by Institutional Class shares.

At November 30, 2002, the Fund had liabilities payable to affiliates as follows:

 Investment management fee payable to DMC                       $ 15,411
 Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC                    20,025
 Other expenses payable to DMC and affiliates                     24,263

For the year ended November 30, 2002, DDLP earned $9,792 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2002, the Fund made purchases of $18,559,552 and sales of $28,599,040 of investment securities other than U.S. government securities and short-term investments.

At November 30, 2002, the cost of investments for federal income tax purposes was $48,959,733. At November 30, 2002, net unrealized depreciation was $2,980,486 of which $4,581,257 related to unrealized appreciation of investments and $7,561,743 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2002 and 2001 were as follows:

                                                            Year Ended
                                                    11/30/02          11/30/01

 Ordinary income                                          --        $1,093,498
 Long-term capital gains                                  --         7,214,249
                                                  ----------        ----------
 Total                                                    --        $8,307,747
                                                  ==========        ==========

As of November 30, 2002 the components of net assets on a tax basis were as follows:


 Shares of beneficial interest                             $ 64,317,112
 Capital loss carryforwards                                 (15,240,237)
 Net unrealized depreciation of investments                  (2,980,486)
                                                           ------------
 Net assets                                                 $46,096,389
                                                           ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $2,183,250 expires in 2009 and $13,056,987 expires in 2010.

5. Capital Shares
Transactions in capital shares were as follows:

                                                            Year Ended
                                                    11/30/02          11/30/01
Shares sold:
  Class A                                            364,724           509,920
  Class B                                            238,553           368,279
  Class C                                            111,567           185,197
  Institutional Class                                 25,590            30,622

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                 --           308,040
  Class B                                                 --           332,579
  Class C                                                 --            97,161
  Institutional Class                                     --             3,094
                                                  ----------        ----------
                                                     740,434         1,834,892
                                                  ----------        ----------
Shares repurchased:
  Class A                                           (782,057)       (1,175,545)
  Class B                                           (686,610)         (578,845)
  Class C                                           (390,034)         (208,233)
  Institutional Class                                (12,890)           (7,221)
                                                  ----------        ----------
                                                  (1,871,591)       (1,969,844)
                                                  ----------        ----------
Net decrease                                      (1,131,157)         (134,952)
                                                  ==========        ==========

For the years ended November 30, 2002 and 2001, 237 shares valued at $2,068 and 0 shares valued at $0, respectively, converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2002, or at any time during the year.

7. Credit & Market Risk
The Fund only invests in companies that meet its definition of "socially responsible" and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II -- Delaware Social
Awareness Fund

We have audited the accompanying statement of net assets of Delaware Social Awareness Fund (the "Fund") as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Social Awareness Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP
---------------------------
Ernst & Young LLP

Philadelphia, Pennsylvania
January 3, 2003

Board of Trustees/Officers
of Delaware Investments Family of Funds

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.



                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

   David K. Downes(2)           President,          10 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      4 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments(1)
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              15 Years              Board Chairman -           107             None
  2005 Market Street                                                    Citadel Constructors, Inc.
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927

   John H. Durham                Trustee             24 Years(3)           Private Investor            107            Trustee -
  2005 Market Street                                                                                             Abington Memorial
  Philadelphia, PA                                                                                             Hospital Foundation
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              2 Years                  President -             89(4)          Director -
2005 Market Street                                                      Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                          (June 2002 - Present)
      19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              13 Years        Founder/Managing Director -      107             None
2005 Market Street                                                    Anthony Knerr & Associates
   Philadelphia, PA                                                      (Strategic Consulting)
      19103                                                               (1990 - Present)

   December 7, 1938

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Ann R. Leven                  Trustee              14 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 2005 Market Street                                                    National Gallery of Art                 Recoton Corporation
  Philadelphia, PA                                                          (1994 - 1999)
     19103                                                                                                            Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee               9 Years               President/Chief           107       Director - Valmont
   2005 Market Street                                                     Executive Officer -                    Industries, Inc.
   Philadelphia, PA                                                         MLM Partners, Inc.
       19103                                                           (Small Business Investing                  Director - ACI
                                                                             and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              4 Years           Vice President Treasurer -     107             None
  2005 Market Street                                                         3M Corporation
   Philadelphia, PA                                                      (July 1995 - Present)
       19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll(5)        Executive Vice          2 Years   President and Chief Executive Officer  107             None
   2005 Market Street         President and                             of Delaware Investments
    Philadelphia, PA             Head of                               (January 2003 - Present)
       19103                  Fixed-Income
                                                                     Executive Vice President and
   March 10, 1963                                                       Head of Fixed-Income of
                                                                     Delaware Investment Advisers,
                                                                        a series of Delaware
                                                                       Management Business Trust
                                                                      (August 2000 - January 2003)

                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Officer         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Richelle S. Maestro      Senior Vice President,    4 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Fry is not a Trustee of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(5) Effective January 2003, Mr. Driscoll began serving as chief executive officer of the Fund's manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
 FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group

Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth

Fund Value-Equity Group

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group

(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds

Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group

Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Growth Allocation Portfolio
   Delaware Balanced Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group

Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government
Fund Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Social Awareness Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Social Awareness Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Board of Trustees                               Affiliated Officers                         Contact Information

Walter P. Babich                                Jude T. Driscoll                            Investment Manager
Board Chairman                                  Executive Vice President and                Delaware Management Company
Citadel Constructors, Inc.                      Head of Fixed Income                        Philadelphia, PA
King of Prussia, PA                             Delaware Investments Family of Funds
                                                Philadelphia, PA                            International Affiliate
David K. Downes                                                                             Delaware International Advisers Ltd.
President and Chief Executive Officer           Richelle S. Maestro                         London, England
Delaware Investments Family of Funds            Senior Vice President, Deputy General
Philadelphia, PA                                Counsel and Secretary                       National Distributor
                                                Delaware Investments Family of Funds        Delaware Distributors, L.P.
John H. Durham                                  Philadelphia, PA                            Philadelphia, PA
Private Investor
Gwynedd Valley, PA                              Michael P. Bishof                           Shareholder Servicing, Dividend
                                                Senior Vice President and Treasurer         Disbursing and Transfer Agent
John A. Fry                                     Delaware Investments Family of Funds        Delaware Service Company, Inc.
President                                       Philadelphia, PA                            2005 Market Street
Franklin & Marshall College                                                                 Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                            For Shareholders
Anthony D. Knerr                                                                            800 523-1918
Consultant
Anthony Knerr & Associates                                                                  For Securities Dealers and Financial
New York, NY                                                                                Institutions Representatives Only
                                                                                            800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                       Web site
National Gallery of Art                                                                     www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(7078)                                                       Printed in the USA
AR-147 [11/02] VGR 1/03                                                   J8857